EXHIBIT 99.2

                                                        MONTHLY OPERATING REPORT

     CASE NAME: KITTY HAWK AIRCARGO, INC.               ACCRUAL BASIS

     CASE NUMBER: 00-42142-BJH-11                       02/13/95, RWD, 2/96

     JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2000


     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

     RESPONSIBLE  PARTY:

     /s/ DREW KEITH                                  CHIEF FINANCIAL OFFICER
     ---------------------------------------         ---------------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE

     DREW KEITH                                             06/30/00
     ---------------------------------------         ---------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                        DATE

     PREPARER:

     /s/ KEVIN K. CRAIG                              CONTROLLER, KITTY HAWK INC.
     ------------------------------------------      ---------------------------
     ORIGINAL SIGNATURE OF PREPARER                            TITLE

     KEVIN K. CRAIG                                          06/30/00
     ------------------------------------------      ---------------------------
     PRINTED NAME OF PREPARER                                  DATE

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK AIRCARGO, INC.              ACCRUAL BASIS-1

      CASE NUMBER: 00-42142-BJH-11                      02/13/95, RWD, 2/96

      COMPARATIVE  BALANCE  SHEET

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                 MONTH              MONTH              MONTH
                                                             SCHEDULE      ---------------------------------------------------------
      ASSETS                                                  AMOUNT             May-00
      ------------------------------------------------------------------------------------------------------------------------------
      1.    UNRESTRICTED CASH                                      $16,904            $20,429
      ------------------------------------------------------------------------------------------------------------------------------
      2.    RESTRICTED CASH                                             $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      3.    TOTAL CASH                                             $16,904            $20,429                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      4.    ACCOUNTS  RECEIVABLE  (NET)                        $29,303,045        $17,146,971
      ------------------------------------------------------------------------------------------------------------------------------
      5.    INVENTORY                                           $1,508,508         $1,160,182
      ------------------------------------------------------------------------------------------------------------------------------
      6.    NOTES RECEIVABLE                                            $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      7.    PREPAID EXPENSES                                    $2,294,717        $10,657,762
      ------------------------------------------------------------------------------------------------------------------------------
      8.    OTHER (ATTACH LIST)                               $111,256,463       ($28,936,431)
      ------------------------------------------------------------------------------------------------------------------------------
      9.    TOTAL CURRENT ASSETS                              $144,379,636            $48,913                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      10.   PROPERTY, PLANT & EQUIPMENT                       $166,772,560       $207,844,633
      ------------------------------------------------------------------------------------------------------------------------------
      11.   LESS: ACCUMULATED
            DEPRECIATION / DEPLETION                                    $0        $40,994,725
      ------------------------------------------------------------------------------------------------------------------------------
      12.   NET PROPERTY, PLANT &
            EQUIPMENT                                         $166,772,560       $166,849,908                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      13.   DUE FROM INSIDERS                                                              $0
      ------------------------------------------------------------------------------------------------------------------------------
      14.   OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                                  $0         $4,114,561
      ------------------------------------------------------------------------------------------------------------------------------
      15.   OTHER (ATTACH LIST)                                         $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      16.   TOTAL ASSETS                                      $311,152,196       $171,013,382                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      POSTPETITION LIABILITIES
      ------------------------------------------------------------------------------------------------------------------------------
      17.   ACCOUNTS PAYABLE                                                       $6,752,281
      ------------------------------------------------------------------------------------------------------------------------------
      18.   TAXES PAYABLE                                                            $658,318
      ------------------------------------------------------------------------------------------------------------------------------
      19.   NOTES PAYABLE                                                                  $0
      ------------------------------------------------------------------------------------------------------------------------------
      20.   PROFESSIONAL FEES                                                              $0
      ------------------------------------------------------------------------------------------------------------------------------
      21.   SECURED DEBT                                                                   $0
      ------------------------------------------------------------------------------------------------------------------------------
      22.   OTHER (ATTACH LIST)                                                    $7,903,201
      ------------------------------------------------------------------------------------------------------------------------------
      23.   TOTAL POSTPETITION
            LIABILITIES                                                           $15,313,800                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      PREPETITION LIABILITIES
      ------------------------------------------------------------------------------------------------------------------------------
      24.   SECURED DEBT                                                          $34,150,000
      ------------------------------------------------------------------------------------------------------------------------------
      25.   PRIORITY DEBT                                       $2,177,962                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      26.   UNSECURED DEBT                                    $184,252,878        $23,065,355
      ------------------------------------------------------------------------------------------------------------------------------
      27.   OTHER (ATTACH LIST)                                         $0        $27,851,301
      ------------------------------------------------------------------------------------------------------------------------------
      28.   TOTAL PREPETITION LIABILITIES                     $186,430,840        $85,066,656                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      29.   TOTAL LIABILITIES                                 $186,430,840       $100,380,456                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      EQUITY
      ------------------------------------------------------------------------------------------------------------------------------
      30.   PREPETITION OWNERS' EQUITY                                            $69,645,449
      ------------------------------------------------------------------------------------------------------------------------------
      31.   POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                                         $987,477
      ------------------------------------------------------------------------------------------------------------------------------
      32.   DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)                                                           $0
      ------------------------------------------------------------------------------------------------------------------------------
      33.   TOTAL EQUITY                                                $0        $70,632,926                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      34.   TOTAL LIABILITIES &
            OWNERS' EQUITY                                    $186,430,840       $171,013,382                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK AIRCARGO, INC.              ACCRUAL BASIS-2

      CASE NUMBER: 00-42142-BJH-11                      02/13/95, RWD, 2/96

      INCOME STATEMENT
      --------------------------------------------------------------------------------------------------------------------------
                                                                     MONTH            MONTH          MONTH
                                                              -------------------------------------------------      QUARTER
      REVENUES                                                      May-00                                            TOTAL
      --------------------------------------------------------------------------------------------------------------------------
      1.    GROSS REVENUES                                       $18,152,582                                        $18,152,582
      --------------------------------------------------------------------------------------------------------------------------
      2.    LESS: RETURNS & DISCOUNTS                                     $0                                                 $0
      --------------------------------------------------------------------------------------------------------------------------
      3.    NET REVENUE                                          $18,152,582             $0             $0          $18,152,582
      --------------------------------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      --------------------------------------------------------------------------------------------------------------------------
      4.    MATERIAL                                                      $0                                                 $0
      --------------------------------------------------------------------------------------------------------------------------
      5.    DIRECT LABOR                                                  $0                                                 $0
      --------------------------------------------------------------------------------------------------------------------------
      6.    DIRECT OVERHEAD                                               $0                                                 $0
      --------------------------------------------------------------------------------------------------------------------------
      7.    TOTAL COST OF GOODS SOLD                                      $0             $0             $0                   $0
      --------------------------------------------------------------------------------------------------------------------------
      8.    GROSS PROFIT                                         $18,152,582             $0             $0          $18,152,582
      --------------------------------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      --------------------------------------------------------------------------------------------------------------------------
      9.    OFFICER / INSIDER COMPENSATION                           $31,250                                            $31,250
      --------------------------------------------------------------------------------------------------------------------------
      10.   SELLING & MARKETING                                         $600                                               $600
      --------------------------------------------------------------------------------------------------------------------------
      11.   GENERAL & ADMINISTRATIVE                              $1,100,981                                         $1,100,981
      --------------------------------------------------------------------------------------------------------------------------
      12.   RENT & LEASE                                          $2,809,242                                         $2,809,242
      --------------------------------------------------------------------------------------------------------------------------
      13.   OTHER (ATTACH LIST)                                  $12,089,872                                        $12,089,872
      --------------------------------------------------------------------------------------------------------------------------
      14.   TOTAL OPERATING EXPENSES                             $16,031,945             $0             $0          $16,031,945
      --------------------------------------------------------------------------------------------------------------------------
      15.   INCOME BEFORE NON-OPERATING
            INCOME & EXPENSE                                      $2,120,637             $0             $0           $2,120,637
      --------------------------------------------------------------------------------------------------------------------------
      OTHER INCOME & EXPENSES
      --------------------------------------------------------------------------------------------------------------------------
      16.   NON-OPERATING INCOME (ATT. LIST)                          $2,015                                             $2,015
      --------------------------------------------------------------------------------------------------------------------------
      17.   NON-OPERATING EXPENSE (ATT. LIST)                             $0                                                 $0
      --------------------------------------------------------------------------------------------------------------------------
      18.   INTEREST EXPENSE                                        $459,639                                           $459,639
      --------------------------------------------------------------------------------------------------------------------------
      19.   DEPRECIATION / DEPLETION                                      $0                                                 $0
      --------------------------------------------------------------------------------------------------------------------------
      20.   AMORTIZATION                                             $13,188                                            $13,188
      --------------------------------------------------------------------------------------------------------------------------
      21.   OTHER (ATTACH LIST)                                           $0                                                 $0
      --------------------------------------------------------------------------------------------------------------------------
      22.   NET OTHER INCOME & EXPENSES                             $474,842             $0             $0             $474,842
      --------------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      --------------------------------------------------------------------------------------------------------------------------
      23.   PROFESSIONAL FEES                                             $0                                                 $0
      --------------------------------------------------------------------------------------------------------------------------
      24.   U.S. TRUSTEE FEES                                             $0                                                 $0
      --------------------------------------------------------------------------------------------------------------------------
      25.   OTHER (ATTACH LIST)                                           $0                                                 $0
      --------------------------------------------------------------------------------------------------------------------------
      26.   TOTAL REORGANIZATION EXPENSES                                 $0             $0             $0                   $0
      --------------------------------------------------------------------------------------------------------------------------
      27.   INCOME TAX                                              $658,319                                           $658,319
      --------------------------------------------------------------------------------------------------------------------------
      28.   NET PROFIT (LOSS)                                       $987,476             $0             $0             $987,476
      --------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME:  KITTY HAWK AIRCARGO, INC.             ACCRUAL BASIS-3

      CASE  NUMBER:  00-42142-BJH-11                    02/13/95, RWD, 2/96

      -----------------------------------------------------------------------------------------------------------------------------
      CASH RECEIPTS AND                                             MONTH               MONTH           MONTH
                                                            --------------------------------------------------------      QUARTER
      DISBURSEMENTS                                                 May-00                                                 TOTAL
      -----------------------------------------------------------------------------------------------------------------------------
      1.  CASH - BEGINNING OF MONTH                                   $17,232              $0               $0             $17,232
      -----------------------------------------------------------------------------------------------------------------------------
      RECEIPTS FROM OPERATIONS
      -----------------------------------------------------------------------------------------------------------------------------
      2.  CASH SALES                                                       $0                                                   $0
      -----------------------------------------------------------------------------------------------------------------------------
      COLLECTION OF ACCOUNTS RECEIVABLE
      -----------------------------------------------------------------------------------------------------------------------------
      3.  PREPETITION                                                      $0                                                   $0
      -----------------------------------------------------------------------------------------------------------------------------
      4.  POSTPETITION                                            $26,863,194                                          $26,863,194
      -----------------------------------------------------------------------------------------------------------------------------
      5.  TOTAL OPERATING RECEIPTS                                $26,863,194              $0               $0         $26,863,194
      -----------------------------------------------------------------------------------------------------------------------------
      NON - OPERATING RECEIPTS
      -----------------------------------------------------------------------------------------------------------------------------
      6.  LOANS & ADVANCES (ATTACH LIST)                                   $0                                                   $0
      -----------------------------------------------------------------------------------------------------------------------------
      7.  SALE OF ASSETS                                                   $0                                                   $0
      -----------------------------------------------------------------------------------------------------------------------------
      8.  OTHER (ATTACH LIST)                                    ($26,859,997)                                        ($26,859,997)
      -----------------------------------------------------------------------------------------------------------------------------
      9.  TOTAL NON-OPERATING RECEIPTS                           ($26,859,997)             $0               $0        ($26,859,997)
      -----------------------------------------------------------------------------------------------------------------------------
      10. TOTAL RECEIPTS                                               $3,197              $0               $0              $3,197
      -----------------------------------------------------------------------------------------------------------------------------
      11. TOTAL CASH AVAILABLE                                        $20,429              $0               $0             $20,429
      -----------------------------------------------------------------------------------------------------------------------------
      OPERATING DISBURSEMENTS
      -----------------------------------------------------------------------------------------------------------------------------
      12. NET PAYROLL                                                                                                           $0
      -----------------------------------------------------------------------------------------------------------------------------
      13. PAYROLL TAXES PAID                                                                                                    $0
      -----------------------------------------------------------------------------------------------------------------------------
      14. SALES, USE & OTHER TAXES PAID                                                                                         $0
      -----------------------------------------------------------------------------------------------------------------------------
      15. SECURED / RENTAL / LEASES                                                                                             $0
      -----------------------------------------------------------------------------------------------------------------------------
      16. UTILITIES                                                                                                             $0
      -----------------------------------------------------------------------------------------------------------------------------
      17. INSURANCE                                                                                                             $0
      -----------------------------------------------------------------------------------------------------------------------------
      18. INVENTORY PURCHASES                                                                                                   $0
      -----------------------------------------------------------------------------------------------------------------------------
      19. VEHICLE EXPENSES                                                                                                      $0
      -----------------------------------------------------------------------------------------------------------------------------
      20. TRAVEL                                                                                                                $0
      -----------------------------------------------------------------------------------------------------------------------------
      21. ENTERTAINMENT                                                                                                         $0
      -----------------------------------------------------------------------------------------------------------------------------
      22. REPAIRS & MAINTENANCE                                                                                                 $0
      -----------------------------------------------------------------------------------------------------------------------------
      23. SUPPLIES                                                                                                              $0
      -----------------------------------------------------------------------------------------------------------------------------
      24. ADVERTISING                                                                                                           $0
      -----------------------------------------------------------------------------------------------------------------------------
      25. OTHER (ATTACH LIST)                                                                                                   $0
      -----------------------------------------------------------------------------------------------------------------------------
      26. TOTAL OPERATING DISBURSEMENTS                                    $0              $0               $0                  $0
      -----------------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      -----------------------------------------------------------------------------------------------------------------------------
      27. PROFESSIONAL FEES                                                $0                                                   $0
      -----------------------------------------------------------------------------------------------------------------------------
      28. U.S. TRUSTEE FEES                                                $0                                                   $0
      -----------------------------------------------------------------------------------------------------------------------------
      29. OTHER (ATTACH LIST)                                              $0                                                   $0
      -----------------------------------------------------------------------------------------------------------------------------
      30. TOTAL REORGANIZATION EXPENSES                                    $0              $0               $0                  $0
      -----------------------------------------------------------------------------------------------------------------------------
      31. TOTAL DISBURSEMENTS                                              $0              $0               $0                  $0
      -----------------------------------------------------------------------------------------------------------------------------
      32. NET CASH FLOW                                                $3,197              $0               $0              $3,197
      -----------------------------------------------------------------------------------------------------------------------------
      33. CASH - END OF MONTH                                         $20,429              $0               $0             $20,429
      -----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK AIRCARGO, INC.              ACCRUAL BASIS-4

      CASE NUMBER:  00-42142-BJH-11                     02/13/95, RWD, 2/96

      -----------------------------------------------------------------------------------------------------------------
                                                                          MONTH            MONTH           MONTH
                                                        SCHEDULE     --------------------------------------------------
      ACCOUNTS  RECEIVABLE  AGING                        AMOUNT           May-00
      -----------------------------------------------------------------------------------------------------------------
      1.    0-30                                         $27,808,237      $11,318,856
      -----------------------------------------------------------------------------------------------------------------
      2.    31-60                                           $648,873       $3,988,996
      -----------------------------------------------------------------------------------------------------------------
      3.    61-90                                           $923,454         $587,963
      -----------------------------------------------------------------------------------------------------------------
      4.    91+                                             ($77,519)       ($308,522)
      -----------------------------------------------------------------------------------------------------------------
      5.    TOTAL ACCOUNTS RECEIVABLE                    $29,303,045      $15,587,293              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      6.    AMOUNT CONSIDERED UNCOLLECTIBLE
      -----------------------------------------------------------------------------------------------------------------
      7.    ACCOUNTS RECEIVABLE (NET)                    $29,303,045      $15,587,293              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      ---------------------------------------------------------------
      AGING OF POSTPETITION TAXES AND PAYABLES                                 MONTH:          May-00
      -----------------------------------------------------------------------------------------------------------------
                                          0-30            31-60           61-90             91+
      TAXES PAYABLE                       DAYS            DAYS             DAYS            DAYS            TOTAL
      -----------------------------------------------------------------------------------------------------------------
      1.    FEDERAL                         $658,317              $0               $0              $0         $658,317
      -----------------------------------------------------------------------------------------------------------------
      2.    STATE                                                 $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      3.    LOCAL                                                 $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      4.    OTHER (ATTACH LIST)                                   $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      5.    TOTAL TAXES PAYABLE             $658,317              $0               $0              $0         $658,317
      -----------------------------------------------------------------------------------------------------------------
      6.    ACCOUNTS PAYABLE              $6,781,634              $0               $0              $0       $6,781,634
      -----------------------------------------------------------------------------------------------------------------
      -----------------------------------------------
      STATUS OF POSTPETITION TAXES                                             MONTH:          May-00
      -----------------------------------------------------------------------------------------------------------------
                                                        BEGINNING         AMOUNT                           ENDING
                                                           TAX        WITHHELD AND/       AMOUNT            TAX
      FEDERAL                                          LIABILITY*       0R ACCRUED         PAID          LIABILITY
      -----------------------------------------------------------------------------------------------------------------
      1.    WITHHOLDING**                                         $0       $1,176,411      $1,176,411               $0
      -----------------------------------------------------------------------------------------------------------------
      2.    FICA-EMPLOYEE**                                       $0                                                $0
      -----------------------------------------------------------------------------------------------------------------
      3.    FICA-EMPLOYER**                                       $0                                                $0
      -----------------------------------------------------------------------------------------------------------------
      4.    UNEMPLOYMENT                                          $0                                                $0
      -----------------------------------------------------------------------------------------------------------------
      5.    INCOME                                                $0         $658,317                         $658,317
      -----------------------------------------------------------------------------------------------------------------
      6.    OTHER (ATTACH LIST)                                   $0                                                $0
      -----------------------------------------------------------------------------------------------------------------
      7.    TOTAL FEDERAL TAXES                                   $0       $1,834,728      $1,176,411         $658,317
      -----------------------------------------------------------------------------------------------------------------
      STATE AND LOCAL
      -----------------------------------------------------------------------------------------------------------------
      8.    WITHHOLDING                                           $0                                                $0
      -----------------------------------------------------------------------------------------------------------------
      9.    SALES                                                 $0                                                $0
      -----------------------------------------------------------------------------------------------------------------
      10.   EXCISE                                                $0                                                $0
      -----------------------------------------------------------------------------------------------------------------
      11.   UNEMPLOYMENT                                          $0                                                $0
      -----------------------------------------------------------------------------------------------------------------
      12.   REAL PROPERTY                                         $0                                                $0
      -----------------------------------------------------------------------------------------------------------------
      13.   PERSONAL PROPERTY                                     $0                                                $0
      -----------------------------------------------------------------------------------------------------------------
      14.   OTHER (ATTACH LIST)                                   $0                                                $0
      -----------------------------------------------------------------------------------------------------------------
      15.   TOTAL  STATE  &  LOCAL                                $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      16.   TOTAL TAXES                                           $0       $1,834,728      $1,176,411         $658,317
      -----------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK AIRCARGO, INC.              ACCRUAL BASIS-5

      CASE NUMBER:  00-42142-BJH-11                     02/13/95, RWD, 2/96


      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH: MAY, 2000
      -----------------------------------------------------------------------------------------------------------
      BANK RECONCILIATIONS                        Account #1      Account #2       Account #3
      -----------------------------------------------------------------------------------------------------------
      A.          BANK:                         Bank One
      -----------------------------------------------------------------------------------------
      B.           ACCOUNT NUMBER:                   1559691298                                       TOTAL
      -----------------------------------------------------------------------------------------
      C.           PURPOSE (TYPE):              Operating Account
      -----------------------------------------------------------------------------------------------------------
      1.    BALANCE PER BANK STATEMENT                       $0                                               $0
      -----------------------------------------------------------------------------------------------------------
      2.    ADD:  TOTAL DEPOSITS NOT CREDITED                $0                                               $0
      -----------------------------------------------------------------------------------------------------------
      3.    SUBTRACT: OUTSTANDING CHECKS                     $0                                               $0
      -----------------------------------------------------------------------------------------------------------
      4.    OTHER RECONCILING ITEMS                          $0                                               $0
      -----------------------------------------------------------------------------------------------------------
      5.    MONTH END BALANCE PER BOOKS                      $0              $0               $0              $0
      -----------------------------------------------------------------------------------------------------------
      6.    NUMBER OF LAST CHECK WRITTEN
      -----------------------------------------------------------------------------------------------------------
      INVESTMENT ACCOUNTS
      -----------------------------------------------------------------------------------------------------------
                                                    DATE OF         TYPE OF         PURCHASE         CURRENT
      BANK, ACCOUNT NAME & NUMBER                  PURCHASE       INSTRUMENT         PRICE            VALUE
      -----------------------------------------------------------------------------------------------------------
      7.
      -----------------------------------------------------------------------------------------------------------
      8.
      -----------------------------------------------------------------------------------------------------------
      9.
      -----------------------------------------------------------------------------------------------------------
      10.
      -----------------------------------------------------------------------------------------------------------
      11.   TOTAL INVESTMENTS                                                                 $0              $0
      -----------------------------------------------------------------------------------------------------------
      CASH
      -----------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND                                                                             $20,429
      -----------------------------------------------------------------------------------------------------------
      13.   TOTAL CASH - END OF MONTH                                                                    $20,429
      -----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

     CASE NAME: KITTY HAWK AIRCARGO, INC.               ACCRUAL BASIS-6

     CASE NUMBER:  00-42142-BJH-11                      02/13/95, RWD, 2/96

                                                        MONTH:  MAY, 2000
     PAYMENTS TO INSIDERS AND PROFESSIONALS

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSIDERS
     -----------------------------------------------------------------------
                                TYPE OF             AMOUNT        TOTAL PAID
                 NAME           PAYMENT              PAID           TO DATE
     -----------------------------------------------------------------------
     1. Clark Stevens            Salary             $14,583         $14,583
     -----------------------------------------------------------------------
     2. Donny Scott              Salary              $8,333          $8,333
     -----------------------------------------------------------------------
     3. Susan Hawley             Salary              $8,333          $8,333
     -----------------------------------------------------------------------
     4.
     -----------------------------------------------------------------------
     5.
     -----------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO INSIDERS                                 $31,250         $31,250
     -----------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------------
                                                                   PROFESSIONALS
     ------------------------------------------------------------------------------------------------------------------------------
                                                 DATE OF COURT                                                           TOTAL
                                               ORDER AUTHORIZING       AMOUNT         AMOUNT        TOTAL PAID         INCURRED
                      NAME                          PAYMENT           APPROVED         PAID           TO DATE         & UNPAID *
     ------------------------------------------------------------------------------------------------------------------------------
     1. SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
     ------------------------------------------------------------------------------------------------------------------------------
     2.
     ------------------------------------------------------------------------------------------------------------------------------
     3.
     ------------------------------------------------------------------------------------------------------------------------------
     4.
     ------------------------------------------------------------------------------------------------------------------------------
     5.
     ------------------------------------------------------------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO PROFESSIONALS                                                   $0          $0                 $0            $0
     ------------------------------------------------------------------------------------------------------------------------------

     *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
     ------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
     ------------------------------------------------------------------------
                            SCHEDULED            AMOUNTS
                             MONTHLY              PAID               TOTAL
                             PAYMENTS            DURING             UNPAID
      NAME OF CREDITOR         DUE                MONTH          POSTPETITION
     ------------------------------------------------------------------------
     1. PEGASUS               $318,591              $0              $318,591
     ------------------------------------------------------------------------
     2. REPUBLIC               $69,452              $0               $69,452
     ------------------------------------------------------------------------
     3. WREN                   $23,070              $0               $23,070
     ------------------------------------------------------------------------
     4. WELLS FARGO                 $0              $0                    $0
     ------------------------------------------------------------------------
     5. SEE ATTACHED        $1,638,421              $0            $1,638,421
     ------------------------------------------------------------------------
     6. TOTAL               $2,049,533              $0            $2,049,533
     ------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK AIRCARGO, INC.              ACCRUAL  BASIS-7

      CASE NUMBER: 400-42141-BJH                        02/13/95, RWD, 2/96

                                                        MONTH: MAY-00

      QUESTIONNAIRE
      -----------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES             NO
      -----------------------------------------------------------------------------------------------------------------------------
      1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
           THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                            X
      -----------------------------------------------------------------------------------------------------------------------------
      2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
           OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                      X
      -----------------------------------------------------------------------------------------------------------------------------
      3.   ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
           LOANS) DUE FROM RELATED PARTIES?                                                                                X
      -----------------------------------------------------------------------------------------------------------------------------
      4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
           THIS REPORTING PERIOD?                                                                                          X
      -----------------------------------------------------------------------------------------------------------------------------
      5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
           DEBTOR FROM ANY PARTY?                                                                                          X
      -----------------------------------------------------------------------------------------------------------------------------
      6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                    X
      -----------------------------------------------------------------------------------------------------------------------------
      7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
           PAST DUE?                                                                                                       X
      -----------------------------------------------------------------------------------------------------------------------------
      8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                X
      -----------------------------------------------------------------------------------------------------------------------------
      9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                      X
      -----------------------------------------------------------------------------------------------------------------------------
      10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
           DELINQUENT?                                                                                                     X
      -----------------------------------------------------------------------------------------------------------------------------
      11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
           REPORTING PERIOD?                                                                                               X
      -----------------------------------------------------------------------------------------------------------------------------
      12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                                 X
      -----------------------------------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
      EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
      INSURANCE
      -----------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES             NO
      -----------------------------------------------------------------------------------------------------------------------------
      1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
           NECESSARY INSURANCE COVERAGES IN EFFECT?                                                         X
      -----------------------------------------------------------------------------------------------------------------------------
      2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                           X
      -----------------------------------------------------------------------------------------------------------------------------
      3.   PLEASE ITEMIZE POLICIES BELOW.
      -----------------------------------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
      HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
      AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
      -----------------------------------------------------------------------------------------------------
                                        INSTALLMENT  PAYMENTS
      -----------------------------------------------------------------------------------------------------
                TYPE  OF                                                               PAYMENT AMOUNT
                 POLICY                   CARRIER           PERIOD COVERED               & FREQUENCY
      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------
           SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  00-42142-BJH-11

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1

8.   OTHER  (ATTACH  LIST)                             $(28,936,431) Reported
                                              -----------------------
        Intercompany Receivables                        (33,008,813)
        Deposits - State Street Bank (TA Air)              3,534,696
        Deposits - Ventura Aerospace                          65,125
        Deposits - Rent                                      112,723
        Deposits - Misc                                      238,125
        Intangible - Mather                                  121,713
                                              -----------------------
                                                        (28,936,431) Detail
                                              -----------------------
                                                                   - Difference

14.  OTHER  (ATTACH  LIST)                               $ 4,114,561 Reported
                                              -----------------------
        Deposits - Aircraft Leases                         2,769,400
        Intangible - ATAZ STC                              1,345,161
                                              -----------------------
                                                           4,114,561 Detail
                                              -----------------------
                                                                   - Difference

22.  OTHER  (ATTACH  LIST)                               $ 7,903,201 Reported
                                              -----------------------
        Accrued A/P                                        1,161,115
        Accrued Salaries & Wages                           1,885,162
        Accrued 401K & Misc PR Deductions                    296,088
        Accrued Fuel Exp                                   3,085,509
        Accrued Maintenance Reserves                       1,174,494
        Accrued Interest Exp                                 300,833
                                              -----------------------
                                                           7,903,201 Detail
                                              -----------------------
                                                                   - Difference

27.  OTHER (ATTACH LIST)                                $ 27,851,301 Reported
                                              -----------------------
        Accrued A/P                                       12,970,573
        Accrued Maintenance Reserves                      10,267,512
        Accrued Fed Income Tax                             3,332,363
        Accrued Taxes - Other                                    643
        FINOVA Equip Accrued                                 419,710
        Pegasus Lease Incentive                              860,500

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  00-42142-BJH-11

DETAILS OF OTHER ITEMS


                                              -----------------------
                                                          27,851,301 Detail
                                              -----------------------
                                                                   - Difference

ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                                 $12,089,872 Reported
                                              -----------------------
        Aircraft Expense                                   2,224,046
        Maintenance                                        3,438,512
        Fuel                                                 704,574
        Ops Wages-Flight                                   2,395,010
        Ops Wages-Grnd                                       780,885
        Ground Handling                                    1,239,208
        Other Operating Exp                                1,307,637
                                              -----------------------
                                                          12,089,872 Detail

                                              -----------------------
                                                                   0 Difference

16.  NON-OPERATING INCOME (ATT.  LIST)                        $2,015 Reported
                                              -----------------------
        Interest Income                                        2,015 Detail
                                              -----------------------
                                                                 (0) Difference

ACCRUAL BASIS-3

8.   OTHER  (ATTACH  LIST)                              (26,859,997) Reported
                                              -----------------------
        Transfer to Inc - all money sweeps              (26,859,997) Detail
                                              -----------------------
           to KH Inc. Case #400-42141                              - Difference
                                              -----------------------